Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of April 22, 2015 (this “Agreement”), is entered into among HORIZON LINES, INC., a Delaware corporation (“Parent”), HORIZON LINES, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, the “Agent”).

PRELIMINARY STATEMENTS

The Borrower, Parent, the Lenders and the Agent are parties to that certain Credit Agreement dated as of October 5, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Borrower has requested that the Required Lenders agree to amend the Credit Agreement as more specifically set forth herein. Subject to the terms and conditions set forth herein, the Agent and the Required Lenders have agreed to such request of the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. Amendments.

(a) Section 2.4(c) of the Credit Agreement is hereby amended by deleting the following sentence therefrom: “Once reduced, the Revolver Commitments may not be increased except in accordance with Section 2.14.”

(b) Section 2.11(a)(ii) of the Credit Agreement is hereby amended by reducing the dollar amount therein from “$30,000,000” to “$20,000,000”.

(c) Section 2.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “2.14 [Reserved]”.

(d) Section 14.1(e)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “(iii) [reserved] and”.

(e) The definition of “Increase Closing Date” in Schedule 1.1 of the Credit Agreement is hereby deleted from such Schedule.

(f) Subject to, and in accordance with, Section 2.4(c) of the Credit Agreement (it being acknowledged and agreed that the Agent has received the notice required thereby), the definition of “Maximum Revolver Amount” in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maximum Revolver Amount” means, as of the Third Amendment Effective Date, $80,000,000, decreased by the amount of reductions in the Revolver Commitments made thereafter in accordance with Section 2.4(c) of the Agreement.

(g) The definition of “Reporting Trigger Amount” in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Reporting Trigger Amount” means $12,000,000.

(h) The definition of “Trigger Amount” in Schedule 1.1 of the Credit Agreement is hereby amended by reducing the dollar amount therein from “$12,500,000” to “$10,000,000”.

(i) Schedule 1.1 of the Credit Agreement is hereby amended by adding the following new definition thereto in alphabetical order:

“Third Amendment Effective Date” means April 22, 2015.

(j) Schedule C-1 of the Credit Agreement is hereby amended and restated in its entirety as attached hereto.

3. Condition to Effectiveness. This Agreement shall be effective upon Agent’s receipt of counterparts of this Agreement executed by the Borrower, Parent, the other Guarantors, the Required Lenders and the Agent.

4. Effect of the Amendments. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification of or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, Parent or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Agent or any Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

5. Representations and Warranties/No Default. By their execution hereof, each Loan Party hereby represents and warrants as follows:

(a) Such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

(b) This Agreement and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c) Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date).

(d) No Default or Event of Default has occurred or is continuing or would result after giving effect to the extension and the other transactions contemplated by this Agreement.

6. Reaffirmations. Each Loan Party (a) agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement and each other Loan Document to which it is a party, (b) confirms, ratifies and reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, and (c) agrees that the Credit Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

7. Release of Claims. To induce the Agent and the Lenders to enter into this Agreement, each Loan Party hereby releases, acquits and discharges the Agent and the Lenders, and all officers, directors, agents, employees, successors and assigns of the Agent or any Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, known or unknown, that such Loan Party now has or ever had against the Agent or any Lender arising under or in connection with any of the Loan Documents or otherwise. Each Loan Party represents and warrants to the Agent and the Lenders that such Loan Party has not transferred or assigned to any Person any claim that such Loan Party ever had or claimed to have against the Agent or any Lender.

8. Miscellaneous

(a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Agreement and the parties hereto, the terms of Section 12 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b) Loan Document. This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c) Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement

(d) Severability. If any provision of any of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e) Entirety. This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

HORIZON LINES, LLC, as Borrower

By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Executive Vice President & CFO

HORIZON LINES, INC., as Parent

By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Executive Vice President & CFO

AERO LOGISTICS, LLC, as Guarantor

By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Treasurer

HAWAII STEVEDORES, INC., as Guarantor

By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Vice President & Treasurer

H-L DISTRIBUTION SERVICE, LLC, as Guarantor

By:	/s/ Wayne A. Parker
Name:	Wayne A. Parker
Title:	Assistant Secretary

HORIZON LINES HOLDING CORP., as Guarantor

By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Executive Vice President & CFO

HORIZON LINES OF ALASKA, LLC, as Guarantor

By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Treasurer

Horizon Lines

Third Amendment to Credit Agreement

HORIZON LINES OF GUAM, LLC, as Guarantor

By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Vice President & Treasurer

HORIZON LINES OF PUERTO RICO, INC., as Guarantor

By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Treasurer

HORIZON LINES VESSELS, LLC, as Guarantor

By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Treasurer

HORIZON LOGISTICS, LLC, as Guarantor

By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Assistant Treasurer

HORIZON SERVICES GROUP, LLC, as Guarantor

By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Treasurer

SEA-LOGIX, LLC, as Guarantor

By:	/s/ Wayne A. Parker
Name:	Wayne A. Parker
Title:	Assistant Secretary

ROAD RAIDERS INLAND, INC., as Guarantor

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan, II
Title:	Secretary

ROAD RAIDERS TRANSPORTATION, INC., as Guarantor

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan, II
Title:	Secretary

Horizon Lines

Third Amendment to Credit Agreement

ROAD RAIDERS LOGISTICS, INC., as Guarantor

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan, II
Title:	Secretary

ROAD RAIDERS TECHNOLOGY, INC., as Guarantor

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan, II
Title:	Secretary

Horizon Lines

Third Amendment to Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, as Agent and as a Lender

By:	/s/ Zachary S. Buchanan
Name:	Zachary S. Buchanan
Title:	AVP

Schedule C-1

Revolver Commitments

Lender	Revolver Commitment

Wells Fargo Bank, National Association	$80,000,000